UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: September 1, 2006 (Date of earliest event reported:  August 31, 2006)

RBC BEARINGS INCORPORATED

 (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	333-124824	95-4372080
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Tribology Center

 Oxford, CT 06478

 (Address of Principal Executive Offices, Including  Zip Code)

(203) 267-7001

 (Registrant’s Telephone Number, Including Area Code)

N/A

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

On August 31, 2006, RBC Bearings Incorporated (the “Company”) announced that its Board of Directors authorized the Company to repurchase up to $7.5 million of the Company’s common stock during the Company’s Fiscal Year 2007, from time to time on the open market, in block trade transactions and through privately negotiated transactions depending on market conditions, alternative uses of capital and other factors. Purchases may be commenced, suspended or discontinued at any time without prior notice. A copy of the press release announcing the Board of Directors’ authorization of the stock repurchase is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1   Press Release of RBC Bearings Incorporated dated August 31, 2006.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: September 1, 2006

RBC BEARINGS INCORPORATED

By:	/s/ Thomas J. Williams
Name: Thomas J. Williams
Title: Corporate General Counsel & Secretary